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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                               December 16, 1999


                            AMSOUTH BANCORPORATION
            (Exact name of registrant as specified in its charter)

          DELAWARE                 1-7476              63-0591257
(State or other jurisdiction     (Commission         (IRS Employer
     of incorporation)          File Number)      Identification No.)

                              AMSOUTH-SONAT TOWER
                            1900 FIFTH AVENUE NORTH
                          BIRMINGHAM, ALABAMA  35203
         (Address, including zip code, of principal executive office)

      Registrant's telephone number, including area code:  (205) 320-7151



                                Not applicable

          (Registrant's former address of principal executive office)
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Item 5.   Other Events.

          AmSouth Bancorporation ("AmSouth") is filing this Current Report on Form 8-K to report the election of Thomas E. Hoaglin as Vice Chairman, and as a member of the Board of Directors, of AmSouth Bancorporation and AmSouth Bank effective February 1, 2000. The press release announcing this action is attached hereto as Exhibit 99 and is incorporated as part of this Current Report on Form 8-K.

Item 7.   Financial Statements and Exhibits.

          The following exhibit is filed as part of this Current Report on Form 8-K:

          Exhibit No.                      Exhibit

             99              Press Release of December 16, 1999.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMSOUTH BANCORPORATION


                                        By: /s/ Carl L. Gorday

                                        Name:  Carl L. Gorday
                                        Title: Assistant Secretary

Date:  December 30, 1999